							EXHIBIT 10(j)(2)

                                   AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


         Amendment dated as of December 26, 1996 to the Employment Agreement dated as of October 14, 1996 (the "Employment Agreement") by and between William Mooar (the "Executive") and Forward Industries, Inc. (the "Company").

         Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Employment Agreement.

         The parties hereto hereby agree to amend the second paragraph of
Section 3(b) of the Employment Agreement to read in its entirety as follows:

                   "In addition, as further inducement to Executive to serve as
              President of the Company, upon execution of this Agreement, Executive shall receive, subject to approval by the shareholders of the Company ("Approval"), options to purchase 300,000 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company at an exercise price equal to the fair market value of such shares as of the date of Approval, provided, further, that if the shareholders do not approve such options by March 30, 1997, then the Company shall, as of such date, sell the Executive 300,000 shares of Common Stock at a price equal to the fair market value of such shares as of March 30, 1997 and all but 75,000 of such shares shall be subject to repurchase by the Company at a price equal to the fair market value of such shares as of March 30, 1997, if the Executive's employment with the Company terminates (with such risk of repurchase lapsing as to 75,000 additional shares of Common Stock each six months thereafter). If the Executive purchases the 300,000 shares as a result of the failure of the shareholders to approve the options, such purchase shall replace such options and such options shall be cancelled. Options to purchase 75,000 (subject to adjustment for stock splits and similar events) of such shares of Common Stock shall become exercisable every six months during the Employment Period, provided the Executive is still employed by the Company."

         The parties hereto hereby further agree to amend the first sentence of
Section 3(d) of the Employment Agreement to read in its entirety as follows:

                   "Stock Options. Subject to the approval by the shareholders of the Company, Executive shall be granted options to purchase 500,000 shares of Common Stock, if the Company's pre-tax operating income for the fiscal year ending September 30, 1997 or the fiscal year ending September 30, 1998 is at least $1 million."

         The parties hereby agree that the Stock Option Agreement will be in the form of Exhibit A attached hereto.

         Except as expressly provided herein, this Amendment neither amends nor alters any other provision of the Employment Agreement (including the balance of Section 3(d)) and all other provisions contained therein remain in full force and effect and constitute binding and enforceable obligations of the Company and the Executive.

         This Amendment shall be governed by and construed and interpreted under the laws of the State of New York without reference to the principles of conflicts of law.

         The undersigned have executed this Amendment on the date first written above.

                                             FORWARD INDUSTRIES, INC.



                                             By: /s/ THEODORE H. SCHIFFMAN
                                                ------------------------------
                                                Name:  Theodore H. Schiffman
                                                Title: Chief Executive Officer


                                                 /s/ WILLIAM MOOAR
                                             ---------------------------------
                                             William Mooar

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                                                                      EXHIBIT A

                            FORWARD INDUSTRIES, INC.
                         STOCK OPTION LETTER AGREEMENT

TO: WILLIAM MOOAR

         Pursuant to the terms of that certain Employment Agreement dated as of October 14, 1996 (the "Employment Agreement")between yourself and Forward Industries, Inc. (the "Company") and the Company's 1996 Stock Incentive Plan (the "Plan"), you are hereby granted an option for the purchase of ________ shares of the Company's common stock, $.01 par value, at an exercise price of ________ per share (the "exercise price"). A copy of the Plan is attached and the provisions thereof, including, without limitation, those relating to withholding taxes, are incorporated into this Agreement by reference.

         The terms of the option are as set forth in the Plan and in this Agreement. The most important of the terms set forth in the Plan are summarized as follows:

         Term. The term of the option is ten years from date of grant, unless sooner terminated.

         Exercise. During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death. You may use the Notice of Exercise in the form attached to this Agreement when you exercise the option.

         Payment for Shares.  The option may be exercised by the delivery of:

         (a) Cash, personal check (unless at the time of exercise the Plan Administrator determines otherwise), or bank certified or cashier's checks;

         (b) Unless the Plan Administrator in its sole discretion determines otherwise, shares of the capital stock of the Company held by you having a fair market value at the time of exercise, as determined in good faith by the Plan Administrator, equal to the exercise price;

         (c) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise, together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the option exercise price; or

         (d) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise, together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price.

         Acceleration. Notwithstanding the vesting schedule for the option set forth below, the option will be automatically exercisable for the total number of shares the subject of the option upon a "Change in Control,"(as defined below), or if advised by the Plan Administrator in writing, upon any actually-anticipated "Change in Control," unless otherwise advised in writing by the Plan Administrator, who has complete discretion in determining the specific conditions upon which the option is to accelerate in connection with a Change in Control.

         Termination. The option will terminate: (i) immediately upon termination for cause, as defined in the Plan, or three months after cessation of your relationship as a director of the Company, unless cessation is due to death or total disability, in which case the option shall terminate 12 months after cessation of such relationship; (ii) three months after a "Change in Control", unless otherwise advised in writing by the Plan Administrator, who has complete discretion in determining the specific conditions upon which the option is to terminate in connection with a Change in Control, if at all.

         Transfer of Option. The option is not transferable except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order.

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         Vesting.  The option is vested according to the following schedule:

                  Period of Optionee's
                  Continuous Relationship
                  With the Company or
                  Affiliate From the Date         Portion of Total Option
                  the Option is Granted           Which is Exercisable
                  ---------------------------     --------------------
                            6 months                       25%
                           12 months                       50%
                           18 months                       75%
                           24 months                      100%

         Date of Grant.  The date of grant of the option is _______________.

         YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 8 OF THE PLAN WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION AND TO RECEIVE SHARES UPON SUCH EXERCISE. IN ADDITION, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR CONCERNING THE RAMIFICATIONS TO YOU OF HOLDING OR EXERCISING YOUR OPTIONS OR HOLDING OR SELLING THE SHARES UNDERLYING SUCH OPTIONS.

         IN ADDITION TO THE FOREGOING, (i) IF YOU WERE A DIRECTOR, OFFICER OR SHAREHOLDER OF THE COMPANY ON __________________________, YOU MAY NOT, PRIOR TO ________________________, NOTWITHSTANDING ANY REGISTRATION OR OTHER RIGHTS THAT YOU MAY HAVE, DIRECTLY OR INDIRECTLY, OFFER, SELL, CONTRACT TO SELL, GRANT ANY OPTION WITH RESPECT TO, TRANSFER, ASSIGN, PLEDGE OR OTHERWISE DISPOSE OF (EITHER PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR OTHERWISE) ANY SHARES WHICH YOU RECEIVE UPON THE EXERCISE OF ANY OPTIONS HEREUNDER, UNLESS YOU RECEIVE THE WRITTEN CONSENT OF [UNDERWRITERS] AND (ii) IF YOU WERE A DIRECTOR, OFFICER OR HOLDER OF 5% OR MORE OF THE COMPANY'S CAPITAL STOCK ON ______________________, YOU MAY NOT, PRIOR TO _____________________,
NOTWITHSTANDING ANY REGISTRATION OR OTHER RIGHTS THAT YOU MAY HAVE, DIRECTLY OR INDIRECTLY, OFFER, SELL, CONTRACT TO SELL, GRANT ANY OPTION WITH RESPECT TO, TRANSFER, ASSIGN, PLEDGE OR OTHERWISE DISPOSE OF (EITHER PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR OTHERWISE) ANY SHARES WHICH YOU RECEIVE UPON THE EXERCISE OF ANY OPTIONS HEREUNDER, UNLESS YOU RECEIVE THE WRITTEN CONSENT OF_______________________________________________.

         You understand that, during any period in which the shares which may be acquired pursuant to your option are subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended (and you yourself are also so subject), in order for your transactions under the Plan to qualify for the exemption from Section 16(b) provided by Rule 16b-3, a total of six months must elapse between the grant of the option and the sale of shares underlying the option.

         Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.

                                                 Very truly yours,

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                                                 FORWARD INDUSTRIES, INC.

                                                 BY:
                                                    --------------------------
                                                    NAME:
                                                    TITLE:

                         ACCEPTANCE AND ACKNOWLEDGMENT
                         -----------------------------

         I, a resident of the State of __________, accept the stock option described above granted under the Forward Industries, Inc. 1996 Stock Incentive Plan, and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand the Plan, including the provisions of
Section 8 thereof.

Dated:
      -----------------------


---------------------------------------    -----------------------------------
Taxpayer I.D. Number                       Signature


         By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of such Optionee's execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

Dated:
      -----------------------

                                                 ------------------------------
                                                 Spouse's Signature


                                                 ------------------------------
                                                 Printed Name

                               NOTICE OF EXERCISE
                               ------------------

         The undersigned, pursuant to a Stock Option Letter Agreement (the "Agreement") between the undersigned and Forward Industries, Inc. (the "Company"), hereby irrevocably elects to exercise purchase rights represented by the Agreement, and to purchase thereunder _______ shares (the "Shares") of the Company's common stock, $.01 par value ("Common Stock"), covered by the Agreement and herewith makes payment in full therefor.

         1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby agrees, represents, and warrants that:

            (a) the undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

            (b) By virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act;

            (c) the undersigned is a sophisticated investor;

            (d) the undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

            (e) The certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

         2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report, as well as all other material sent to shareholders generally.

         3. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

                                          Very truly yours,

                                          ------------------------------------
                                          (type name under signature line)

                                          Social Security No.
                                                             -----------------
                                          Address:
                                                  ----------------------------

                                          ------------------------------------